Basic and diluted loss per share	12 Months Ended
Dec. 31, 2023
Basic and diluted loss per share
Basic and diluted loss per share

9Basic and diluted loss per share

Basic earnings per share, in this case a loss per share, is calculated by dividing the loss for the year attributable to ordinary equity holders of the parent by the number of ordinary shares outstanding.

Because a net loss for all periods presented has been reported, the diluted loss per share is the same as basic loss per share. Therefore, all potentially dilutive common stock equivalents are anti-dilutive and have been excluded from the calculation of net loss per share.

The calculation of loss per share is based on the following data:

	2023	2022	2021
	£ 000	£ 000	£ 000
Net loss for the period	(59,946)	(94,375)	(245,224)
	£	£	£
Basic and diluted loss per share	(0.31)	(0.53)	(1.98)
	No. of shares	No. of shares	No. of shares
Weighted average issued shares	191,250,614	179,470,377	124,130,921

On February 22, 2024, the Company entered into the SF Investment Agreement with Imagination Aero, a company wholly owned by Stephen Fitzpatrick, pursuant to which Imagination Aero agreed to purchase, and the Company agreed to issue and sell to Imagination Aero, up to $50 million of (i) newly issued ordinary shares and (ii) 50,000,000 SF Warrants, in each case at purchase prices specified in the Investment Agreement and subject to the terms and conditions set out in the SF Investment Agreement. This transaction would have changed significantly the number of ordinary shares or potential ordinary shares outstanding at the end of the period had this transaction occurred before the end of the reporting period.